Oppenheimer Equity Fund, Inc.

Supplement dated November 13, 2008 to the
Prospectus dated April 29, 2008

This supplement amends the Prospectus of Oppenheimer Equity Fund, Inc. (the "Fund") dated April 29, 2008, and replaces the supplement dated July 1, 2008.

1.     Effective January 1, 2009, the section titled "How the Fund is Managed – Portfolio Managers," beginning on page 15 of the Prospectus, is deleted in its entirety and is replaced by the following:

Portfolio Managers. The Fund's portfolio is managed by Marc L. Baylin, Mitch Williams and John Damian, who are primarily responsible for the day-to-day management of the Fund's investments. Mr. Baylin has been a portfolio manager and Vice President of the Fund since June 2007 and Messrs. Williams and Damian have been portfolio managers of the Fund since January 2009.

Mr. Baylin, CFA, has been a Vice President of the Manager and a member of the Manager's Growth Equity Investment Team since September 2005. He was a Managing Director and Lead Portfolio Manager at JP Morgan Fleming Investment Management from June 2002 to August 2005 and was a Vice President of T. Rowe Price, where he was an investment analyst from June 1993 and a portfolio manager from March 1999 to June 2002. Mr. Baylin is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Mr. Williams, CFA, has been a Vice President of the Manager since July 2006 and was a Senior Research Analyst of the Manager since April 2002. He was a Research Analyst for Evergreen Funds from October 2000 to January 2002 and a Senior Research Associate with Credit Suisse First Boston from November 1999 to May 2000. Mr. Williams is a portfolio manager of other portfolios in the OppenheimerFunds complex.

Mr. Damian has been a Vice President of the Manager since September 2001. He was a Senior Analyst/Director for Citigroup Asset Management from November 1999 through September 2001 and Senior Research Analyst for Pzena Investment Management from October 1997 through November 1999. Mr. Damian is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

2.     In the section titled “Distribution and Service (12b-1) Plans - Distribution and Service Plans for Class B, Class C, and Class N Shares” on page 37, the paragraph titled "Class B Shares" is deleted in its entirety and is replaced by the following:

The Distributor currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price. The Distributor normally retains the Class B asset-based sales charge. Effective July 1, 2008, for ongoing purchases of Class B shares by certain retirement plans, the Distributor may pay the intermediary the asset based sales charge and service fee during the first year after purchase instead of paying a sales concession and the first year’s service fees at the time of purchase. See the Statement of Additional Information for exceptions.

November 13, 2008

PS0420.036